POWER OF ATTORNEY
For Executing Forms 3, 4 and 5

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark Smith his or her true and lawful attorney-in-fact to:

(1)
execute for and on behalf of the undersigned a Form 3, Form 4 or Form 5, or any amendment thereto, relating to the securities of Green Bancorp, Inc., in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of such Form 3, Form 4 or Form 5, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that each of the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.  This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned’s holdings of and transactions in securities issued by Green Bancorp, Inc. unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of August, 2014.

HARVEST PARTNERS V, L.P.
By: Harvest Associates V, L.P.,
its General Partner
By: Harvest Associates V, L.L.C.,
its General Partner

By:	ISTM Associates, LLC,
its Managing Member

By:	/s/ Stephen Eisenstein
	Name:	Stephen Eisenstein
	Title:	Member

HARVEST STRATEGIC ASSOCIATES V, L.P.
By: Harvest Associates V, L.L.C.,
its General Partner
By:	ISTM Associates, LLC,
its Managing Member

By:	/s/ Stephen Eisenstein
	Name:	Stephen Eisenstein
	Title:	Member

HARVEST ASSOCIATES V, L.P.
By: Harvest Associates V, L.L.C.,
its General Partner
By: ISTM Associates, LLC,
its Managing Member

By:	/s/ Stephen Eisenstein
	Name:	Stephen Eisenstein
	Title:	Member

HARVEST ASSOCIATES V, L.L.C.
By: ISTM Associates, L.L.C.,
its Managing Member

By:	/s/ Stephen Eisenstein
	Name:	Stephen Eisenstein
	Title:	Member

ISTM ASSOCIATES, L.L.C.

By:	/s/ Stephen Eisenstein
	Name:	Stephen Eisenstein
	Title:	Member

HARVEST PARTNERS, L.P.

By: ISTM Associates, L.L.C.,
its Managing Member

By:	/s/ Stephen Eisenstein
	Name:	Stephen Eisenstein
	Title:	Member

Stephen Eisenstein

By:	/s/ Stephen Eisenstein
	Name:	Stephen Eisenstein

Ira Kleinman

By:	/s/ Ira Kleinman
	Name:	Ira Kleinman

Thomas Arenz

By:	/s/ Thomas Arenz
	Name:	Thomas Arenz

Michael DeFlorio

By:	/s/ Michael DeFlorio
	Name:	Michael DeFlorio